                         ANNUAL REPORT / MARCH 31, 2002

                         AIM TAX-FREE INTERMEDIATE FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                     THE LIBRARY BY FELIX EDOUARD VALLOTTON

 VALLOTTON'S WORK IS WIDELY DIVERSIFIED AND COMPRISES MORE THAN 200 ENGRAVINGS,

   INNUMERABLE DRAWINGS, SOME 1,700 PAINTINGS, A FEW SCULPTURES AS WELL AS A

 COLLECTION OF WRITINGS. HIS QUIET PAINTING OF THE LIBRARY REFLECTS THE ORDER,

                 DIVERSITY AND PATIENCE OF LONG-TERM INVESTING.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Tax-Free Intermediate Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.

o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, annualized and calculated at maximum offering price (MOP).

o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.

o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price (MOP).

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Intermediate Municipal Fund Index represents an average of the 30 largest intermediate-term municipal-bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Municipal bond funds such as yours provided welcome relief
ROBERT H.           from a difficult stock market during the fiscal year ended
GRAHAM]             March 31, 2002, and the tax-exempt status of their earnings enhanced their appeal. During 2000 and 2001, the U.S. stock market as represented by the S&P 500 produced negative returns two calendar years in a row for the first time since the 1970s. And there was no comfort overseas; the global
                    MSCI World Index also produced negative returns both years.

                       As usually occurs when stock markets are weak,
                    fixed-income investments did well. The investment-grade Lehman Municipal Bond Index produced positive returns during 2000 and 2001, and for the fiscal year covered by this report it outperformed both the S&P 500 and the MSCI World. Investors, shifting their focus from volatile stocks, sought out investments such as AIM Tax-Free Intermediate Fund, and net assets in your fund rose during the fiscal year.

   Conditions have been trying on many levels.

   o On the geopolitical level, the appalling terrorist attacks of September 11 unnerved the stock markets, increasing demand for fixed-income securities such as those in which your fund invests. Late in the fiscal year, renewed violence in the Mideast cast its shadow over the markets.

   o On the macroeconomic level, the United States officially slipped into recession in March 2001 for the first time in a decade, though it now appears the slowdown was brief.

   o At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has unsettled markets. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of financial statements. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and continuing difficulty in the equity markets, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can offer insights we have gained over many years in this business.

   o First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments in recent years. A diversified portfolio including different classes of securities and various investment strategies can offer protection from changes in market sentiment.

   o A second insight is the value of a long time horizon. Whatever current market conditions are like, our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders. Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial.

   o Finally, we encourage you to stay in touch with your financial advisor, who is familiar with your investment goals, time horizon and tolerance for risk. Your advisor can help you build a diversified portfolio and stay focused on your goals.

YOUR FUND'S PERFORMANCE

While the Fed's unprecedented series of short-term interest rate cuts during 2001 caused many fixed-income investors' yields to decline, the fund continued to provide shareholders with steady income free from federal income tax. At the close of the fiscal year, the fund's 30-day distribution rate at maximum offering price was 3.44%, for a tax-equivalent distribution rate at maximum offering price of 5.60%. Moreover, the fund's one-year total return of 2.99% at net asset value compares favorably to the negative one-year returns of many equity funds.

   The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.

   Up-to-date information about your fund is available on our Web site, www.aimfunds.com. You can contact AIM through our Client Services Department at
(800) 959-4246. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
May 15, 2002

MUNIS CONTINUE TO OFFER SAFETY, ATTRACTIVE INCOME

HOW DID THE FUND FARE DURING THE FISCAL YEAR?

Investors concerned about stock market volatility, economic weakness and geo-political uncertainty continued to view municipal bonds favorably. While falling short-term interest rates caused bond yields to decline during the year, AIM Tax-Free Intermediate Fund provided shareholders with attractive current income, exempt from federal income taxes, and relatively stable net asset value.

   For the year ended March 31, 2002, the fund returned 2.99% at net asset value--that is, excluding sales charges. While we continue to emphasize yield, not total return, the fund's total return for the fiscal year was in line with its peer group, the Lipper Intermediate Municipal Fund Index, which returned 3.22%. Net asset value per share remained within a relative narrow range of $11.01 to $11.41 for the fiscal year, continuing the fund's history of relative price stability. While the fund endeavors to maintain a relatively stable net asset value, it should not be confused with a money market fund. The fund's net asset value will not be as stable as that of a money market fund.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?

After a decade-long expansion, the U.S. economy began 2001 showing signs of weakness--prompting the Federal Reserve Board (the Fed) to embark on an aggressive, year long series of short-term interest rate cuts. The Fed lowered rates an unprecedented 11 times in 2001 in an effort to stimulate economic growth. Stimulus was clearly needed: gross domestic product (GDP, the broadest measure of economic activity) declined from an annualized rate of 1.2% in the first quarter of 2001 to 0.3% in the second quarter. Weakness in the industrials and information technology sectors spread and companies in a variety of industries reported weak sales and earnings.

   Weakening corporate earnings and disappointing stock market performance prompted many investors to shift from previously high-flying growth stocks to more value-oriented stocks, or to shift from stocks to fixed-income investments. The terrorist attacks of September 11 heightened investors' search for "safe havens." These attacks caused GDP to decline at an annualized rate of 1.2% during the third quarter of 2001.

   But consumers showed remarkable resilience. Despite rising unemployment, consumers bought autos and homes in near-record numbers. Strong consumer spending, other signs of a stabilizing economy and preliminary American success in the war against terrorism prompted the Fed to hold rates steady at a 40-year low. As the fiscal year drew to a close, investors began to show a willingness to accept greater investment risks.

WHAT WERE THE TRENDS IN THE MUNICIPAL BOND MARKET?

Issuance was strong for the fiscal year. For calendar year 2001 issuance totaled $342.6 billion, a record. States, cities, school districts and other municipal entities took advantage of falling interest

================================================================================

FUND AT A GLANCE

AIM Tax-Free Intermediate Fund seeks a high level of income exempt from federal income taxes, consistent with the preservation of capital.


                                    [PHOTO]

o Invests in high-quality, intermediate-term municipal bonds with maturities of 10 1/2 years or less

o Invests primarily in municipal securities rated within the three highest ratings by national rating agencies, securities guaranteed as to payment of principal and interest by the U.S. government and unrated securities deemed by portfolio managers to be of comparable quality

o Seeks relative net-asset-value stability by maintaining a shorter duration than that of its benchmark and peer group

================================================================================

FUND VS. 10-YEAR U.S. TREASURY NOTE YIELD

As of 3/31/02

================================================================================

30-Day Distribution Rate at MOP                 3.44%

Taxable-Equivalent Distribution Rate at MOP     5.60*

30-Day SEC Yield at MOP                         3.35

Taxable-Equivalent 30-Day SEC Yield at MOP      5.46*

10-Year U.S. Treasury Note Yield                5.42

*Assumes highest marginal federal income tax rate in effect on March 31, 2002.

================================================================================

PORTFOLIO COMPOSITION

As of 3/31/02, based on total net assets

==========================================================================================
TOP 5 HOLDINGS                                      COUPON     MATURITY    % OF NET ASSETS
------------------------------------------------------------------------------------------
1. District of Columbia                              5.50%      6/1/09           2.4%

2. San Antonio Electric & Gas                        5.25       2/1/10           1.6

3. Chicago Central Loop Redevelopment Authority      6.50      12/1/08           1.3

4. New Jersey Transportation Authority               5.50      6/15/10           1.3

5. Energy Northwest                                  5.50       7/1/11           1.2

==========================================================================================

===============================================================================
CREDIT RATING OF HOLDINGS [PIE CHART]

A 5.2%                                     NUMBER OF HOLDINGS             383

AA  24.7%                                  WEIGHTED AVERAGE MATURITY   6.3 years

AAA 61.0%                                  DURATION                    4.9 years

OTHER/NOT RATED 9.1%                       AVERAGE QUALITY RATING         AA+

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
================================================================================


================================================================================
GROWTH OF NET ASSETS [BAR CHART]

In millions

  $608       $679

3/31/01     3/31/02
================================================================================

rates by calling older, higher-coupon bonds and issuing new bonds with lower coupons.

   This heavy issuance was met with strong demand as investors sought refuge from the volatile stock market. For most of the year, investor interest in municipal bonds remained keen, and inflows into municipal bond funds were strong. However, during the fourth quarter of 2001 and the first quarter of 2002--as economic indicators grew more positive and as the stock market rallied--some investors began to shift assets from fixed-income investments to equities, and from higher- to lower-rated bonds.

HOW DID YOU MANAGE THE FUND?

While we adjusted the fund's portfolio as warranted by changing market conditions--particularly during the third and fourth quarters of 2001--none of those adjustments were dramatic. Throughout the year, we purchased longer maturity (eight to 10 years) municipal bonds to protect the yield as much as possible while rates were declining. As a result, both the fund's weighted average maturity (WAM) and duration increased.

    In the third quarter of 2001--par- ticularly after the terrorist attacks of September 11--we briefly shortened the fund's WAM and duration to take advantage of significant value available on the short end of the yield curve. We avoided New York and transportation-related revenue bonds, which suffered as investors anticipated a flood of new issuance. In a quarter marked by investor uncertainty and a flight to quality, the fund's AA+ average quality rating, which we maintained throughout the year, benefited the fund.

    During the fourth quarter, the bond market witnessed a full interest rate cycle. As the shock of the attacks faded, and as the economy improved, investors sought out riskier fare. We increased WAM and duration to take advantage of higher yields available further out on the yield curve. We also slightly increased our exposure to general obligation bonds--because supply increased and because we had strong fund inflows.

WHAT WERE CONDITIONS LIKE AT  THE CLOSE OF THE FISCAL YEAR?

As the fiscal year ended, there were definite signs that the economy was recovering. GDP for the fourth quarter of 2001 grew at an annualized rate of 1.7%, surprising economists, many of whom feared economic contraction. In the first quarter of 2002, GDP grew at an even more robust 5.8% annualized rate. As the economy grew and economic indicators appeared increasingly positive, the Fed declared that future risks to the economy were evenly weighted between weakness and inflation; its neutral bias suggested that interest rates may have bottomed.

    But even as the economy appeared to strengthen, violence in the Middle East escalated, energy prices rose and investor concern about corporate accounting practices lingered. So while optimism abounded, there was no definitive sign of where the economy was headed. That uncertainty heightened investor interest in municipal bonds and their attractive yields relative to Treasuries. Investors continued to appreciate the relative safety of municipal bonds and the tax-exempt income they provide--and they seemed likely to continue to do so until signs of recovery become clearer.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

======================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------
As of 3/31/02, including sales charges

Inception (5/11/87)              5.85%
10 Years                         5.35
 5 Years                         4.91
 1 Year                          1.99
======================================

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


==================================================
RESULTS OF A $10,000 INVESTMENT    3/31/92-3/31/02
--------------------------------------------------
                           LEHMAN     LIPPER
            AIM TAX-FREE   MUNICIPAL  INTERMEDIATE
            INTERMEDIATE   BOND       MUNICIPAL
            FUND           INDEX      DEBT INDEX

 3/31/92    $ 9900         $10000     $10000
 6/30/92     10195          10380      10330
 9/30/92     10444          10656      10577
12/31/92     10606          10850      10751
 3/31/93     10889          11253      11073
 6/30/93     11144          11621      11352
 9/30/93     11433          12013      11681
12/31/93     11564          12182      11819
 3/31/94     11268          11513      11361
 6/30/94     11386          11641      11465
 9/30/94     11459          11720      11533
12/31/94     11399          11552      11403
 3/31/95     11850          12369      11971
 6/30/95     12085          12668      12241
 9/30/95     12319          13032      12536
12/31/95     12563          13569      12871
 3/31/96     12567          13406      12800
 6/30/96     12643          13509      12857
 9/30/96     12818          13818      13093
12/31/96     13042          14170      13381
 3/31/97     13111          14137      13377
 6/30/97     13426          14626      13730
 9/30/97     13721          15067      14068
12/31/97     13987          15476      14372
 3/31/98     14130          15654      14509
 6/30/98     14276          15891      14685
 9/30/98     14644          16380      15092
12/31/98     14754          16479      15178
 3/31/99     14878          16625      15264
 6/30/99     14693          16331      15010
 9/30/99     14791          16265      15020
12/31/99     14768          16138      14974
 3/31/00     14981          16608      15237
 6/30/00     15168          16859      15423
 9/30/00     15499          17267      15746
12/31/00     15979          18022      16273
 3/31/01     16347          18423      16640
 6/30/01     16452          18544      16764
 9/30/01     16878          19064      17197
12/31/01     16694          18947      17053
 3/31/02     16844          19124      17175

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The graph above compares the performance of AIM Tax-Free Intermediate Fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 3/31/92-3/31/02.

    It is important to understand the difference between your fund and an index. A market index such as the Lehman Municipal Bond Index is not managed and incurs no sales charges, expenses or ees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    An index of funds such as the Lipper Intermediate Municipal Debt Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    Your fund's total return, in contrast, includes sales charges, expenses and management fees. For fund performance calculations and indexes in this report, please see the inside front cover.

    Performance shown in the graph does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY

The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:


GROSS DOMESTIC PRODUCT (GDP)       [GRAPHIC]


GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

                                   [GRAPHIC]

HOUSING STARTS

Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

                                   [GRAPHIC]

CONSUMER PRICE INDEX (CPI)

Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A share increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

                                   [GRAPHIC]

PRODUCER PRICE INDEX (PPI)

The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

                                   [GRAPHIC]

CONSUMER CONFIDENCE INDEX (CCI)

The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households.

    The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM

As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.

    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002

                                                RATINGS(A)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ALABAMA-1.94%

Alabama (State of) (Parks System Improvement
  Corp.); Unlimited Series 2001 C GO
  5.50%, 06/01/10                               AA     Aa3    $ 1,060    $  1,136,150
-------------------------------------------------------------------------------------
Alabama Public School & College Authority
  (Capital Improvements Pool); Series 2001 A
  RB
  5.00%, 02/01/10                               AA     Aa3      1,250       1,295,787
-------------------------------------------------------------------------------------
Alabama Special Care Facilities Financing
  Authority (Daughters of Charity National
  Health System); Hospital Series 1997 RB
  4.95%, 11/01/07(b)(c)                        NRR     Aaa        865         897,801
-------------------------------------------------------------------------------------
Birmingham (City of); Refunding Unlimited Tax
  Series 2001 B GO
  5.25%, 07/01/10(d)                           AAA     Aaa      1,950       2,052,414
-------------------------------------------------------------------------------------
Jefferson (County of); Unlimited Tax Series
  2001 A GO
  5.00%, 04/01/10(d)                           AAA     Aaa      2,925       3,026,263
-------------------------------------------------------------------------------------
Jefferson (County of) (School Improvements
  Project); Limited Tax Series 2000 GO
  5.05%, 02/15/09(d)                           AAA     Aaa      1,000       1,037,510
-------------------------------------------------------------------------------------
Lauderdale & Florence (County of) Health Care
  Authority (Coffee Health Group Project);
  Refunding Unlimited Tax Series 1999 A GO
  5.00%, 07/01/07(d)                           AAA     Aaa      1,000       1,030,590
-------------------------------------------------------------------------------------
  Unlimited Tax
  Series 2000 A RB
  5.25%, 07/01/04(d)                           AAA     Aaa      1,195       1,246,528
-------------------------------------------------------------------------------------
  5.50%, 07/01/08(d)                           AAA     Aaa        385         407,661
-------------------------------------------------------------------------------------
University of Alabama; General Fee Series
  2001 RB
  5.00%, 12/01/10(d)                           AAA     Aaa      1,000       1,036,930
=====================================================================================
                                                                           13,167,634
=====================================================================================

ALASKA-0.75%

Alaska State Housing Financing Corp.; Series
  1997 A-1 RB
  4.90%, 12/01/07(d)                           AAA     Aaa        700         716,625
-------------------------------------------------------------------------------------
Anchorage (City of) (Correctional Facilities
  Improvement Project); Lease Series 2000 RB
  5.13%, 02/01/09(d)                           AAA     Aaa      1,000       1,041,700
-------------------------------------------------------------------------------------

                                                RATINGS(A)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ALASKA-(CONTINUED)

Anchorage (City of); Unlimited Tax
  Series 1994 GO
  5.50%, 07/01/06(d)                           AAA     Aaa    $ 1,950    $  2,074,819
-------------------------------------------------------------------------------------
  Series 2001 A GO
  5.50%, 06/01/08(d)                           AAA     Aaa      1,150       1,227,130
=====================================================================================
                                                                            5,060,274
=====================================================================================

AMERICAN SAMOA-0.60%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  5.75%, 09/01/03                               A      --       1,120       1,164,901
-------------------------------------------------------------------------------------
  6.00%, 09/01/06                               A      --       1,585       1,686,915
-------------------------------------------------------------------------------------
  6.00%, 09/01/07                               A      --       1,150       1,220,081
=====================================================================================
                                                                            4,071,897
=====================================================================================

ARIZONA-2.18%

Arizona (State of) Agricultural Improvement
  and Power District (Salt River Project);
  Refunding Series 1993 B RB
  5.38%, 01/01/09                               AA     Aa2      1,000       1,039,070
-------------------------------------------------------------------------------------
Arizona State Transportation Board (Highway
  Project); Refunding Sub. Series 1993 A RB
  6.00%, 07/01/08                               AA     Aa2        800         880,160
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #11 (Peoria Project of 1991); Unlimited Tax
  Series 1995 GO
  5.50%, 07/01/05(e)                           AAA     Aaa      1,365       1,464,945
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #28 (Kyrene Elementary); Refunding
  Unlimited Tax Series 2001 A GO
  5.00%, 07/01/11(d)                           AAA     Aaa      2,165       2,245,993
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #4 (Mesa Project of 1995); Unlimited Tax
  Series 1998 E GO
  5.00%, 07/01/09(d)                           AAA     Aaa      1,900       1,970,984
-------------------------------------------------------------------------------------
Maricopa County Unified School District #41
  (Gilbert Project of 1988); Unlimited Tax
  Series 1992 E GO
  6.20%, 07/01/02(b)                           AAA     Aaa      1,250       1,263,425
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ARIZONA-(CONTINUED)

Mohave (County of) Unified School District #1
  (Lake Havasu); Unlimited Tax Series 1996 A
  GO
  5.40%, 07/01/06(d)                           AAA     Aaa    $   200    $    213,068
-------------------------------------------------------------------------------------
Navajo (County of) Unified School District #6
  (Herber-Overgaard); Unlimited Tax Series
  1997 A GO
  5.00%, 07/01/07(d)                           AAA     Aaa        450         470,205
-------------------------------------------------------------------------------------
Phoenix (City of) Civic Improvements
  Corporation; Refunding Wastewater System
  Jr. Lien Series 2001 RB
  5.25%, 07/01/11(d)                           AAA     Aaa      3,000       3,168,420
-------------------------------------------------------------------------------------
Phoenix (City of); Street and Highway User
  Refunding Jr. Lien Series 1992 RB
  6.20%, 07/01/02                               AA     Aa3      1,000       1,010,710
-------------------------------------------------------------------------------------
Yuma (City of) Industrial Development
  Authority (Yuma Regional Medical Center
  Project); Refunding Hospital Series 1997 RB
  5.70%, 08/01/06(d)                           AAA     Aaa      1,000       1,072,220
=====================================================================================
                                                                           14,799,200
=====================================================================================

ARKANSAS-2.87%

Arkansas (State of) Development Finance
  Authority (State Agencies
  Facilities-Department Correction Project);
  Series 1999 A RB
  5.00%, 11/01/05(d)                           AAA     Aaa      1,125       1,184,737
-------------------------------------------------------------------------------------
Arkansas (State of) Development Finance
  Authority Correction Facilities; Series
  1996 RB
  6.25%, 10/01/06(d)                           AAA     Aaa      1,800       1,982,970
-------------------------------------------------------------------------------------
Fort Smith (City of) Sales and Use Tax;
  Series 2001 A RB
  4.25%, 12/01/08(c)                           AA-     --       1,800       1,799,910
-------------------------------------------------------------------------------------
  4.40%, 12/01/09(c)                           AA-     --       2,000       2,001,180
-------------------------------------------------------------------------------------
  Series 2001 B RB
  3.00%, 12/01/03                              AA-     --       1,275       1,283,211
-------------------------------------------------------------------------------------
  3.50%, 12/01/05                              AA-     --       1,000         998,600
-------------------------------------------------------------------------------------
Hot Springs (City of) (Recreational
  Facilities Improvements Project); Refunding
  and Improvement Tax Series 2001 RB
  4.25%, 07/01/06(c)                            AA     --       3,450       3,506,097
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

ARKANSAS-(CONTINUED)

Little Rock (City of) Health Facilities Board
  (Baptist Medical Center); Refunding
  Hospital Series 1991 RB
  6.70%, 11/01/04(d)                           AAA     Aaa    $ 1,070    $  1,155,054
-------------------------------------------------------------------------------------
Little Rock (City of) School District;
  Limited Tax Series 2001 C GO
  5.00%, 02/01/09(c)(d)                        NRR     Aaa      1,615       1,677,307
-------------------------------------------------------------------------------------
  5.00%, 02/01/10(c)(d)                        NRR     Aaa      1,695       1,771,902
-------------------------------------------------------------------------------------
Little Rock (City of); Refunding Limited Tax
  Series 2001 GO
  3.95%, 04/01/05(c)                           AA-     Aa3        765         772,321
-------------------------------------------------------------------------------------
Paragould (City of); Water Sewer and Electric
  Series 2000 RB
  4.90%, 12/01/09(d)                           AAA     Aaa        295         304,682
-------------------------------------------------------------------------------------
Sebastian (County of) (Arkansas Community Jr.
  College District); Refunding and
  Improvement Limited Tax Series 1997 GO
  5.20%, 04/01/07(e)                            --     Aaa      1,000       1,053,840
=====================================================================================
                                                                           19,491,811
=====================================================================================

CALIFORNIA-0.16%

Folsom (City of) (School Facilities Project);
  Unlimited Tax Series 1994 B GO
  6.00%, 08/01/02(d)                           AAA     Aaa        500         506,965
-------------------------------------------------------------------------------------
San Francisco (City and County of) Parking
  Authority; Parking Meter Series 1994 RB
  6.75%, 06/01/05(d)                           AAA     Aaa        500         552,300
=====================================================================================
                                                                            1,059,265
=====================================================================================

COLORADO-1.16%

Boulder (County of); Open Space Capital
  Improvement Trust Fund Series 1998 RB
  5.25%, 12/15/09                              AA-     --       1,000       1,051,210
-------------------------------------------------------------------------------------
Colorado (State of) Department of
  Transportation;
  Series 2000 RAN
  6.00%, 06/15/06(d)                           AAA     Aaa      1,000       1,090,270
-------------------------------------------------------------------------------------
  Series 2001 A RAN
  5.25%, 06/15/10(d)                           AAA     Aaa      2,500       2,651,850
-------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Catholic Health Initiatives);
  Series 2001 RB
  4.00%, 09/01/04                              AA-     Aa3      1,000       1,019,560
-------------------------------------------------------------------------------------
  4.00%, 09/01/05                              AA-     Aa3      1,000       1,016,890
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
COLORADO-(CONTINUED)

Northwest Parkway Public Highway Authority
  (Highway Improvements Project); Sr. Series
  2001 A RB
  5.00%, 06/15/11(d)                           AAA     Aaa    $ 1,000    $  1,041,090
=====================================================================================
                                                                            7,870,870
=====================================================================================

CONNECTICUT-0.48%

Connecticut (State of) Residential Recovery
  Authority (Bridgeport Resco Co. LP
  Project); Refunding Series 1999 RB
  5.13%, 01/01/09(d)                           AAA     Aaa      1,000       1,044,810
-------------------------------------------------------------------------------------
New Haven (City of); Unlimited Tax Series
  1997 GO
  6.00%, 02/15/06(d)                           AAA     Aaa      2,050       2,218,325
=====================================================================================
                                                                            3,263,135
=====================================================================================

DELAWARE-0.31%

Delaware (State of) Economic Development
  Authority (Delmarva Power & Light Co.);
  Refunding Facilities Series 2000 C RB
  5.50%, 07/01/10(c)                            A-     A3       2,045       2,111,831
=====================================================================================

DISTRICT OF COLUMBIA-4.36%

District of Columbia (American Association of
  Advancement Science); Refunding Series 1997
  RB
  5.00%, 01/01/05(d)                           AAA     Aaa        800         831,736
-------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/08(d)                           AAA     Aaa        500         527,980
-------------------------------------------------------------------------------------
  5.25%, 07/01/09(d)                           AAA     Aaa        510         537,254
-------------------------------------------------------------------------------------
District of Columbia (Medatlantic Healthcare
  Group); Refunding Hospital
  Series A 1993 RB
  5.50%, 08/15/06(b)                           AAA     Aaa        500         535,960
-------------------------------------------------------------------------------------
  Series A 1996 RB
  6.00%, 08/15/06(b)                           AAA     Aaa      1,550       1,692,445
-------------------------------------------------------------------------------------
  Series A 1997 RB
  6.00%, 08/15/07(b)                           AAA     Aaa        500         547,840
-------------------------------------------------------------------------------------
District of Columbia; Refunding Unlimited Tax
  Series 1993 B-1 GO
  5.50%, 06/01/09(d)                           AAA     Aaa      1,250       1,331,225
-------------------------------------------------------------------------------------
  Series 1993 B-2 GO
  5.50%, 06/01/07(d)                           AAA     Aaa      3,000       3,184,800
-------------------------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/10(d)                           AAA     Aaa      1,415       1,507,682
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

DISTRICT OF COLUMBIA-(CONTINUED)

District of Columbia; Unlimited Tax
  Series 1992 B GO
  6.13%, 06/01/02(e)                           AAA     Aaa    $    60    $     61,612
-------------------------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/09(b)                           AAA     Aaa        950       1,020,775
-------------------------------------------------------------------------------------
  5.50%, 06/01/09(d)                           AAA     Aaa     15,275      16,267,569
-------------------------------------------------------------------------------------
Washington D.C. Convention Center Authority;
  Sr. Lien Dedicated Tax Series 1998 RB
  5.25%, 10/01/09(d)                           AAA     Aaa      1,500       1,582,605
=====================================================================================
                                                                           29,629,483
=====================================================================================

FLORIDA-2.87%

Broward (County of) (Wheelabrator North
  Plant); Resource Recovery Refunding Series
  2001 A RB
  5.00%, 12/01/07                              AA-     A3       5,530       5,605,816
-------------------------------------------------------------------------------------
  5.38%, 12/01/10                              AA-     A3         655         663,358
-------------------------------------------------------------------------------------
Broward (County of) (Wheelabrator South
  Plant); Resource Recovery Refunding Series
  2001 B RB
  5.50%, 12/01/08                              AA-     A3       3,000       3,104,490
-------------------------------------------------------------------------------------
Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  4.95%, 05/01/02(d)                           AAA     Aaa        870         872,210
-------------------------------------------------------------------------------------
Florida State Board of Education; Lottery
  Series 2000 B RB
  5.75%, 07/01/10(d)                           AAA     Aaa      1,000       1,093,150
-------------------------------------------------------------------------------------
Jacksonville (City of) Electric Authority
  (Electric System); Sub. Series 2001 3-B RB
  4.30%, 10/01/10                               AA     Aa2      1,000         982,550
-------------------------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (South Shore Hospital); Refunding
  Hospital Series 1998 A RB
  4.80%, 08/01/08                               A      --       1,000       1,004,270
-------------------------------------------------------------------------------------
Orlando (City of) Community Redevelopment
  Agency (Downtown District Project);
  Refunding Tax Increment Series 2002 GO
  4.00%, 10/01/03(d)                           AAA     Aaa        675         690,160
-------------------------------------------------------------------------------------
Palm Beach (County of) Airport System;
  Refunding Series 2001 RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,000       1,057,800
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
FLORIDA-(CONTINUED)

Palm Beach (County of) Solid Waste Authority;
  Refunding Series 1997 A RB
  5.50%, 10/01/06(d)                           AAA     Aaa    $ 3,000    $  3,202,500
-------------------------------------------------------------------------------------
Village Center Community Development
  District; Refunding Sr. Recreational Series
  1998 A RB
  5.50%, 11/01/10(d)                           AAA     Aaa      1,105       1,187,753
=====================================================================================
                                                                           19,464,057
=====================================================================================

GEORGIA-0.71%

Albany (City of) Sewer System; Series 1992 RB
  6.30%, 07/01/02(e)                           AAA     Aaa        500         505,490
-------------------------------------------------------------------------------------
Dalton (City of) Utilities; Series 1999 RB
  5.75%, 01/01/10(d)                           AAA     Aaa      1,015       1,103,335
-------------------------------------------------------------------------------------
Georgia (State of); Unlimited Tax Series 1992
  B GO
  6.30%, 03/01/09                              AAA     Aaa      1,425       1,594,675
-------------------------------------------------------------------------------------
  6.30%, 03/01/10                              AAA     Aaa      1,000       1,127,870
-------------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transportation
  Authority; Refunding Sales Tax Series 1991
  M RB
  6.15%, 07/01/02                               AA     A1         500         505,260
=====================================================================================
                                                                            4,836,630
=====================================================================================

HAWAII-0.35%

Hawaii (State of); Refunding Unlimited Tax
  Series CA 1993 GO
  5.75%, 01/01/10(d)                           AAA     Aaa      1,000       1,080,900
-------------------------------------------------------------------------------------
Honolulu (City and County of); Unlimited Tax
  Series 1994 B GO
  6.00%, 06/01/04(b)(c)                        AAA     Aaa      1,230       1,317,859
=====================================================================================
                                                                            2,398,759
=====================================================================================

IDAHO-0.05%

Idaho (State of) Housing Agency; Single
  Family Mortgage Sub.
  Series 1994 D-1 RB
  5.90%, 07/01/06                               --     Aa2        355         374,262
=====================================================================================

ILLINOIS-6.60%

Chicago (City of) (Central Loop
  Redevelopment); Tax Increment Allocation
  Sub. Series 2000 A RB
  6.50%, 12/01/08                               A      --       8,000       8,625,120
-------------------------------------------------------------------------------------
Chicago (City of) (Emergency Telephone
  System); Refunding Limited Tax Series 1999
  GO
  5.00%, 01/01/09(d)                           AAA     Aaa      1,000       1,032,850
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

ILLINOIS-(CONTINUED)

Chicago (City of) Park District Parking
  Facility; Series 1999 RB
  5.25%, 01/01/05                               A     Baa1    $ 2,500    $  2,550,300
-------------------------------------------------------------------------------------
Chicago (City of) Park District; Refunding
  Unlimited Tax Series 1995 GO
  6.00%, 01/01/07(d)                           AAA     Aaa      2,000       2,158,600
-------------------------------------------------------------------------------------
Chicago (City of); Limited Tax Series 1997 GO
  6.00%, 01/01/06(e)                           AAA     Aaa        350         377,247
-------------------------------------------------------------------------------------
  6.00%, 01/01/06(d)                           AAA     Aaa        150         161,136
-------------------------------------------------------------------------------------
Chicago Midway Airport; Series 1996 A RB
  5.30%, 01/01/08(d)                           AAA     Aaa      1,000       1,041,570
-------------------------------------------------------------------------------------
Chicago O'Hare International Airport;
  Refunding 2nd Lien Series 1993 C RB
  5.00%, 01/01/11(d)                           AAA     Aaa      2,000       2,032,440
-------------------------------------------------------------------------------------
Hoffman Estates (Economic Development
  Project); Refunding Tax Increment Series
  1997 RB
  5.00%, 11/15/06(d)                           AAA     Aaa      2,500       2,570,800
-------------------------------------------------------------------------------------
Hoffman Estates (Park Place Apartments
  Project); Multifamily Housing Refunding
  Series 1996 RB
  5.75%, 06/01/06(c)                           AAA     --       1,400       1,447,880
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health); Series 1997 A
  RB
  5.25%, 11/15/02(d)                           AAA     Aaa      1,315       1,340,787
-------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Evanston Northwestern); VRD
  Series 2001 C RB (LOC-Bank One Trust Co.)
  1.50%, 05/01/31(f)                           A-1+  VMIG-1     1,084       1,084,000
-------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (MJH Educational Assistance);
  Series 1999 B RB
  4.63%, 09/01/04(c)(d)                        AAA     Aaa        350         362,383
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Children's Memorial Hospital);
  Series 1999 A RB
  5.50%, 08/15/07(d)                           AAA     Aaa      1,580       1,666,821
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Edwards Hospital Obligated
  Group); Series 2001 A RB
  5.00%, 02/15/09(d)                           AAA     Aaa      1,000       1,033,380
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Highland Park Hospital); Series
  1991 B RB
  5.55%, 10/01/06(e)                           AAA     Aaa    $   500    $    534,775
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (The Carle Foundation); Series
  1998 A RB
  5.25%, 07/01/09(d)                           AAA     Aaa      1,000       1,041,460
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (University of Chicago Hospital
  System); Series 2001 RB
  5.00%, 08/15/07(d)                           AAA     Aaa      2,000       2,072,180
-------------------------------------------------------------------------------------
  5.00%, 08/15/09(d)                           AAA     Aaa      1,000       1,035,440
-------------------------------------------------------------------------------------
Illinois (State of) Partnership (Department
  of Central Management Services); Series
  1999 COP
  4.90%, 07/01/08(d)                           AAA     Aaa      1,000       1,033,600
-------------------------------------------------------------------------------------
Illinois (State of); First Refunding
  Unlimited Tax Series 2001 GO
  5.25%, 10/01/11(d)                           AAA     Aaa      1,790       1,882,901
-------------------------------------------------------------------------------------
Kane (County of); Unlimited Tax Series 2001
  GO
  5.00%, 01/01/10(d)                           AAA     Aaa      1,710       1,763,010
-------------------------------------------------------------------------------------
Madison and St. Clair (County of) School
  District #10 (Collinsville School Building
  Improvements); Unlimited Tax Series 2001 GO
  5.00%, 02/01/11(d)                           AAA     Aaa      1,150       1,182,154
-------------------------------------------------------------------------------------
McHenry (County of) Community School District
  #47 (Crystal Lake); Unlimited Tax Series
  1999 GO
  5.13%, 02/01/10(d)                            --     Aaa      1,250       1,293,925
-------------------------------------------------------------------------------------
Regional Transportation Authority; Series
  2001 A RB
  5.50%, 07/01/09(d)                           AAA     Aaa      1,980       2,109,928
-------------------------------------------------------------------------------------
Regional Transportation Authority; Series
  1994 B RB
  6.30%, 06/01/04(b)                           AAA     Aaa      1,000       1,087,040
-------------------------------------------------------------------------------------
University of Illinois (Auxiliary
  Facilities); Refunding University Series
  2001 A RB
  5.25%, 04/01/09(d)                           AAA     Aaa      1,000       1,048,860
-------------------------------------------------------------------------------------
Warrenville (City of); Tax Increment Series
  2000 RB
  5.25%, 05/01/07(d)                           AAA     Aaa      1,170       1,228,886
=====================================================================================
                                                                           44,799,473
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


INDIANA-2.55%

Hamilton (County of); Optional Income Tax
  Revenue Series 1998 RB
  5.00%, 07/10/08(d)                           AAA     Aaa    $ 1,095    $  1,140,322
-------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Daughters of Charity
  National Health System); Series 1997 D RB
  5.00%, 11/01/07(b)(c)                         --     Aaa      3,150       3,219,174
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Highway Series 1993 A RB
  5.50%, 06/01/07(e)                           AAA     Aaa        145         154,695
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Highway Series 1993 A RB
  5.50%, 06/01/07(d)                           AAA     Aaa        855         908,489
-------------------------------------------------------------------------------------
Indiana Municipal Power Agency (Power Supply
  System); Special Obligation 1st-Crossover
  Refunding Series 1998 B RB
  4.80%, 01/01/09(d)                           AAA     Aaa      2,000       2,012,160
-------------------------------------------------------------------------------------
Indianapolis (City of); Local Public
  Improvement Series 1999 D RB
  5.10%, 01/01/09                              AAA     Aaa        425         443,177
-------------------------------------------------------------------------------------
La Porte (City of) Multi School Building
  Corporation; First Mortgage Refunding
  Series 2001 A RB
  5.00%, 07/15/05(d)                           AAA     Aaa      1,495       1,565,325
-------------------------------------------------------------------------------------
  5.00%, 07/15/09(d)                           AAA     Aaa      2,185       2,261,672
-------------------------------------------------------------------------------------
  5.25%, 01/15/10(d)                           AAA     Aaa      2,240       2,346,131
-------------------------------------------------------------------------------------
Porter (County of) Jail Building Corporation;
  First Mortgage Refunding Series 2001 RB
  5.00%, 01/10/10(d)                           AAA     Aaa        700         721,700
-------------------------------------------------------------------------------------
Richland-Bean Blossom School Building
  Corporation; First Mortgage Series 2001 RB
  5.00%, 07/15/10(d)                           AAA     Aaa      1,045       1,079,266
-------------------------------------------------------------------------------------
Zionsville Community Schools Building
  Corporation (School Improvements Project);
  First Mortgage Series 2002 RB
  5.00%, 07/15/11(d)                           AAA     Aaa      1,420       1,461,350
=====================================================================================
                                                                           17,313,461
=====================================================================================


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

IOWA-0.26%

Des Moines (City of); Unlimited Tax Series
  2000 D GO
  5.00%, 06/01/03                              AA+     Aa2    $   745    $    766,679
-------------------------------------------------------------------------------------
Muscatine (City of); Electric Refunding
  Series 1986 RB
  5.00%, 01/01/08                               A     Baa1      1,000       1,001,240
=====================================================================================
                                                                            1,767,919
=====================================================================================

KANSAS-2.85%

Johnson (County of) Unified School District
  #233; Refunding Unlimited Tax Sub. Series
  2001 B-2 GO
  5.00%, 09/01/11(d)                           AAA     Aaa      1,150       1,192,780
-------------------------------------------------------------------------------------
Johnson (County of) Water District #1; Water
  Refunding Series 2001 RB
  5.00%, 06/01/11                              AAA     Aa1      1,770       1,834,393
-------------------------------------------------------------------------------------
Kansas (State of) Department of
  Transportation; Highway Tax Refunding
  Series 1998 RB
  5.50%, 09/01/11                              AA+     Aa2      5,000       5,376,000
-------------------------------------------------------------------------------------
Kansas (State of) Development Finance
  Authority (Board of Regents-Rehabilitation
  Project);
  Series 1997 G-2 RB
  5.50%, 10/01/05(d)                           AAA     Aaa      3,000       3,204,900
-------------------------------------------------------------------------------------
Kansas (State of) Development Finance
  Authority (Department of Commerce and
  Housing-Impact Project); Series 2001 RB
  4.00%, 06/01/05(d)                           AAA     Aaa      2,535       2,579,362
-------------------------------------------------------------------------------------
  5.00%, 06/01/10(d)                           AAA     Aaa      1,310       1,362,413
-------------------------------------------------------------------------------------
Wyandotte (County of) and Kansas (City of)
  Unified Government (Redevelopment
  Project-Area B); Special Obligation Series
  2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      1,080       1,127,401
-------------------------------------------------------------------------------------
  5.00%, 12/01/10(d)                           AAA     Aaa        750         781,523
-------------------------------------------------------------------------------------
Wyandotte (County of) School District #500;
  Unlimited Tax Series 2001 GO
  5.50%, 09/01/11(d)                           AAA     Aaa      1,750       1,881,600
=====================================================================================
                                                                           19,340,372
=====================================================================================

KENTUCKY-0.16%

Kentucky (State of) Turnpike Authority
  (Revitalization Project); Economic
  Development Road Revitalization Refunding
  Series 2001 A RB
  5.50%, 07/01/11(d)                           AAA     Aaa      1,000       1,071,750
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


LOUISIANA-2.03%

Jefferson Parish School Board; Sales and Use
  Tax Series 1995 RB
  6.00%, 02/01/04(d)                           AAA     Aaa    $ 1,720    $  1,808,821
-------------------------------------------------------------------------------------
Louisiana (State of) Energy and Power
  Authority (Power Project); Refunding Series
  2000 RB
  5.75%, 01/01/11(d)                           AAA     Aaa      2,500       2,699,275
-------------------------------------------------------------------------------------
Louisiana (State of) Offshore Terminal
  Authority (Loop, Inc.); Deepwater Port 1st
  Stage Refunding Series 1992 B RB
  6.20%, 09/01/03                               A      A3       1,000       1,034,300
-------------------------------------------------------------------------------------
Louisiana (State of); Unlimited Tax Series
  1993 A GO
  6.00%, 04/15/07(d)                           AAA     Aaa      5,000       5,447,000
-------------------------------------------------------------------------------------
Monroe (City of) School District; Refunding
  Unlimited Tax Series 2001 GO
  4.50%, 03/01/11(d)                           AAA     Aaa      1,765       1,749,609
-------------------------------------------------------------------------------------
New Orleans (City of); Certificates of
  Indebtedness Series 2000 RB
  5.50%, 12/01/09(d)                           AAA     Aaa      1,000       1,066,130
=====================================================================================
                                                                           13,805,135
=====================================================================================

MARYLAND-0.64%

Maryland (State of) Health and Higher
  Education Facilities Authority (Johns
  Hopkins Hospital); Series 2001 RB
  5.00%, 05/15/02                              AA-     A1         250         250,975
-------------------------------------------------------------------------------------
  5.00%, 05/15/06                              AA-     A1       1,130       1,191,314
-------------------------------------------------------------------------------------
  5.00%, 05/15/07                              AA-     A1       1,135       1,190,206
-------------------------------------------------------------------------------------
  5.00%, 05/15/09                              AA-     A1       1,645       1,710,784
=====================================================================================
                                                                            4,343,279
=====================================================================================

MASSACHUSETTS-3.47%

Massachusetts (State of); Consumer Lien
  Unlimited Tax Series 2000 A GO
  5.75%, 02/01/09                              AA-     Aa2      5,000       5,433,950
-------------------------------------------------------------------------------------
Massachusetts (State of); Refunding
  Limited Tax Series 1993 C GO
  4.95%, 08/01/05(d)                           AAA     Aaa      5,000       5,198,500
-------------------------------------------------------------------------------------
  Series 1997 A GO
  5.75%, 08/01/08(d)                           AAA     Aaa      5,000       5,449,600
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
MASSACHUSETTS-(CONTINUED)

Massachusetts (State of) Municipal Wholesale
  Electric Co. Power Supply System (Stony
  Brook Energy Center);
  Series 2001 A RB
  5.00%, 07/01/04(d)                           AAA     Aaa    $ 1,000    $  1,040,840
-------------------------------------------------------------------------------------
  5.00%, 07/01/05(d)                           AAA     Aaa      3,000       3,129,240
-------------------------------------------------------------------------------------
  Series 2001 RB
  5.00%, 07/01/05(d)                           AAA     Aaa      3,160       3,296,133
=====================================================================================
                                                                           23,548,263
=====================================================================================

MICHIGAN-3.40%

Detroit (City of); Refunding Unlimited
  Tax Series 1995 B GO
  6.25%, 04/01/09(d)                           AAA     Aaa      4,065       4,373,493
-------------------------------------------------------------------------------------
  Series 1997 B GO
  5.38%, 04/01/10(d)                           AAA     Aaa      1,630       1,718,770
-------------------------------------------------------------------------------------
  Unlimited Tax Series 2001 A-1 GO
  5.50%, 04/01/09(d)                           AAA     Aaa      1,500       1,604,940
-------------------------------------------------------------------------------------
Frankenmuth (City of) School District;
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/10                              AAA     Aaa        250         267,990
-------------------------------------------------------------------------------------
Hartland (City of) Consolidated School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.50%, 05/01/11                              AAA     Aaa      1,000       1,070,730
-------------------------------------------------------------------------------------
Jackson (City of) (Downtown Development);
  Limited Tax Series 2001 GO
  5.25%, 06/01/10(d)                           AAA     Aaa        765         805,920
-------------------------------------------------------------------------------------
  5.25%, 06/01/11(d)                           AAA     Aaa        910         956,537
-------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit); Series
  1999 B RB
  5.20%, 11/15/05(c)                            AA     Aa2      4,000       4,168,160
-------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Bay Medical Center); Hospital
  Refunding Series 1997 A RB
  5.00%, 07/01/02(d)                           AAA     Aaa      1,000       1,007,810
-------------------------------------------------------------------------------------
Michigan (State of) Job Development Authority
  (General Motors Corp.); Pollution Control
  Series 1984 RB
  5.55%, 04/01/09(c)                           BBB+    A3       2,975       2,988,507
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

MICHIGAN-(CONTINUED)

Michigan (State of) Strategic Fund (Detroit
  Edison Company); Limited Obligation
  Refunding Series 1995 CC RB
  4.85%, 09/01/11(c)(d)                        AAA     Aaa    $ 1,000    $  1,014,300
-------------------------------------------------------------------------------------
Taylor (City of); Series 2001 COP
  5.00%, 02/01/11(d)                           AAA     Aaa        495         510,652
-------------------------------------------------------------------------------------
Troy (City of) Downtown Development Authority
  (Public Improvements Project); Refunding
  and Development Tax Series 2001 RB
  5.00%, 11/01/09(d)                           AAA     Aaa      1,200       1,251,432
-------------------------------------------------------------------------------------
  5.00%, 11/01/10(d)                           AAA     Aaa      1,265       1,313,209
=====================================================================================
                                                                           23,052,450
=====================================================================================

MINNESOTA-2.57%

Anoka (County of) (Northern States Power
  Company Project); Resource Recovery
  Refunding Series 1999 RB
  5.00%, 12/01/06(d)                           AAA     Aaa      2,145       2,258,578
-------------------------------------------------------------------------------------
Minneapolis (City of) Special School District
  #1; Unlimited Tax Series 1997 GO
  5.00%, 02/01/10                              AA+     Aa1      1,000       1,021,570
-------------------------------------------------------------------------------------
Minneapolis (City of); Unlimited Tax
  Increment Series 2000 E GO
  5.00%, 03/01/11                              AAA     Aa1      3,385       3,492,541
-------------------------------------------------------------------------------------
Osseo (City of) Independent School District
  #279; Refunding Unlimited Tax Series 2001 B
  GO
  5.00%, 02/01/11                               --     Aa1      3,610       3,730,177
-------------------------------------------------------------------------------------
Ramsey (County of) (Capital Improvement);
  Refunding Unlimited Tax Series 1992 C GO
  5.50%, 12/01/03                              AAA     Aaa      1,725       1,792,827
-------------------------------------------------------------------------------------
Southern Minnesota Municipal Power Agency;
  Power Supply System Series 1992 A RB
  5.60%, 01/01/04                               A+     A2         745         774,256
-------------------------------------------------------------------------------------
St. Cloud (City of) Health Care (St. Cloud
  Hospital Obligated Group); Series 2000 A RB
  5.50%, 05/01/06(d)                            --     Aaa        600         637,014
-------------------------------------------------------------------------------------
St. Paul (City of) (Capital Improvements);
  Unlimited Tax Series 2001 A GO
  5.00%, 03/01/09                              AAA     Aa2      1,000       1,042,040
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
MINNESOTA-(CONTINUED)

Western Minnesota Municipal Power Agency;
  Refunding Series 2001 A RB
  5.50%, 01/01/10(d)                            --     Aaa    $ 1,245    $  1,328,079
-------------------------------------------------------------------------------------
  5.50%, 01/01/11(d)                            --     Aaa      1,300       1,388,179
=====================================================================================
                                                                           17,465,261
=====================================================================================

MISSISSIPPI-0.75%

Biloxi (City of) Independent School District;
  Unlimited Tax Trust Certificates Series
  2001 GO
  5.63%, 04/01/10(d)                           AAA     Aaa      1,305       1,392,735
-------------------------------------------------------------------------------------
Rankin (County of) School District; Unlimited
  Tax Series 2001 GO
  5.00%, 10/01/11(d)                           AAA     Aaa      3,625       3,732,699
=====================================================================================
                                                                            5,125,434
=====================================================================================

MISSOURI-0.54%

Missouri (State of) Health and Educational
  Facilities Authority (Freeman Health
  Systems Project); Hospital Series 1998 RB
  4.85%, 02/15/07                               A      --       1,000       1,001,660
-------------------------------------------------------------------------------------
  5.00%, 02/15/08                               A      --         515         517,570
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (St. Lukes
  Episcopal-Presbyterian Hospital); Refunding
  Health Series 2001 RB
  5.25%, 12/01/09(d)                           AAA     Aaa      1,000       1,054,710
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (Webster University);
  Series 2001 RB
  5.00%, 04/01/11(d)                            --     Aaa      1,075       1,102,402
=====================================================================================
                                                                            3,676,342
=====================================================================================

NEVADA-0.25%

Clark (County of) Improvement District #65
  (Lamb Boulevard III); Tax Assessment Series
  1992 GO
  6.20%, 12/01/02                               AA     Aa2        120         123,258
-------------------------------------------------------------------------------------
Nevada (State of) Capital Improvement and
  Cultural Affairs; Limited Tax Series 1999 A
  GO
  5.00%, 02/01/10                               AA     Aa2      1,500       1,550,925
=====================================================================================
                                                                            1,674,183
=====================================================================================

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE


NEW JERSEY-1.34%

New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10                               AA     Aa3    $ 8,020    $  8,609,791
-------------------------------------------------------------------------------------
Trenton (City of); Unlimited Tax Series 1992
  GO
  6.10%, 08/15/02(d)                           AAA     Aaa        500         507,955
=====================================================================================
                                                                            9,117,746
=====================================================================================

NEW MEXICO-0.08%

Santa Fe (City of); Series 1994 A RB
  5.50%, 06/01/03(b)                           AAA     Aaa        500         517,745
=====================================================================================

NEW YORK-4.37%

Nassau (County of); General Improvements
  Unlimited Tax
  Series V 1997 GO
  5.15%, 03/01/07(d)                           AAA     Aaa      2,500       2,622,400
-------------------------------------------------------------------------------------
Nassau (County of); Unlimited Tax
  Series E 2000 GO
  5.25%, 03/01/05(d)                           AAA     Aaa      3,000       3,150,810
-------------------------------------------------------------------------------------
New York (City of) Transit Authority
  (Metropolitan Transportation Authority);
  Triborough Series 1999 A COP
  5.00%, 01/01/08(d)                           AAA     Aaa      1,000       1,041,950
-------------------------------------------------------------------------------------
New York (City of); Refunding Unlimited Tax
  Series 1996 D GO
  5.60%, 11/01/05                               A      A2       5,000       5,317,200
-------------------------------------------------------------------------------------
New York (City of); Unlimited Tax Series 1996
  G GO
  5.90%, 02/01/05                               A      A2       1,150       1,217,586
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Frances Schervier Obligation Group);
  Series 1997 RB
  5.50%, 07/01/10(d)                           AAA     Aaa      1,205       1,292,290
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority (Pace
  University Issue); Refunding Series 1997 RB
  6.00%, 07/01/07(d)                           AAA     Aaa      1,275       1,395,105
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority;
  Mental Health Facilities Series 1997 A RB
  6.00%, 02/15/05                              AA-     A3       1,000       1,067,300
-------------------------------------------------------------------------------------
  6.00%, 08/15/07                              AA-     A3       1,775       1,928,768
-------------------------------------------------------------------------------------
New York (State of) Local Government
  Assistance Corp.; Refunding Series 1996 A
  RB
  5.13%, 04/01/10(d)                           AAA     Aaa      5,000       5,192,050
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
NEW YORK-(CONTINUED)

New York (State of) Medical Care Facilities
  Finance Agency; Refunding
  Series 1995 A RB
  5.60%, 02/15/05(b)                           AAA     --     $    20    $     21,327
-------------------------------------------------------------------------------------
  Series 1995 A RB
  5.60%, 02/15/05                              AAA     --         150         157,469
-------------------------------------------------------------------------------------
New York (State of) Thruway Authority;
  General Series 1997 D RB
  5.40%, 01/01/10                              AA-     Aa3      5,000       5,276,750
=====================================================================================
                                                                           29,681,005
=====================================================================================

NORTH CAROLINA-2.83%

Charlotte (City of); Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10                              AAA     Aaa      5,000       5,268,050
-------------------------------------------------------------------------------------
Forsyth (County of) (Public Facilities and
  Equipment Project); Series 2001 COP
  5.00%, 10/01/09                              AA+     Aa1      1,930       2,012,006
-------------------------------------------------------------------------------------
North Carolina (State of) (Public
  Improvement); Unlimited Tax Series 1999 A
  GO
  5.25%, 03/01/10                              AAA     Aaa      5,000       5,284,500
-------------------------------------------------------------------------------------
North Carolina (State of) Eastern Municipal
  Power Agency (Power System); Refunding
  Series 1993 B RB
  7.00%, 01/01/08(d)                           AAA     Aaa      1,000       1,134,420
-------------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency #1 (Catawba Electric); Series 1999 A
  RB
  6.00%, 01/01/07(d)                           AAA     Aaa      4,330       4,686,965
-------------------------------------------------------------------------------------
Winston Salem (City of); Series 2001 C COP
  4.75%, 06/01/11                              AA+     Aa2        795         810,940
=====================================================================================
                                                                           19,196,881
=====================================================================================

NORTH DAKOTA-0.26%

Burleigh (County of) Health Care (Medcenter
  One Inc.); Refunding Series 1999 RB
  5.25%, 05/01/09(d)                           AAA     Aaa      1,695       1,760,851
=====================================================================================

OHIO-2.53%

Greene (County of) Water System; Series 1996
  A RB
  5.45%, 12/01/06(d)                           AAA     Aaa        585         626,617
-------------------------------------------------------------------------------------
Hamilton (County of) Sewer System; Refunding
  and Improvement Series 2001 A RB
  5.00%, 12/01/04(d)                           AAA     Aaa      2,090       2,194,416
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

OHIO-(CONTINUED)

Lorain (County of) (Catholic Healthcare
  Partners); Refunding and Improvement
  Hospital Series 2001 A RB
  5.00%, 10/01/03                              AA-     A1     $ 2,250    $  2,313,630
-------------------------------------------------------------------------------------
Montgomery (County of) (Catholic Health
  Initiatives); Series 2000 RB
  5.25%, 12/01/03                              AA-     Aa3      1,745       1,812,985
-------------------------------------------------------------------------------------
  Series 2001 RB
  4.00%, 09/01/04                              AA-     Aa3      1,000       1,017,240
-------------------------------------------------------------------------------------
  4.00%, 09/01/05                              AA-     Aa3      2,680       2,725,265
-------------------------------------------------------------------------------------
Ohio (State of) (Elementary & Secondary
  Education Facilities); Special Obligation
  Series 1997 A RB
  5.10%, 12/01/05                               AA     Aa2      1,500       1,586,490
-------------------------------------------------------------------------------------
Ohio (State of) Building Authority (Adult
  Correctional Facilities); Refunding Series
  2001 A RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,000       1,074,200
-------------------------------------------------------------------------------------
Ohio (State of) Building Authority (Art
  Facilities Building Fund); Series 1999 A RB
  5.00%, 10/01/05                               AA     Aa2      3,200       3,359,808
-------------------------------------------------------------------------------------
Portage (County of) (Robinson Memorial
  Hospital); Hospital Series 1999 RB
  5.15%, 11/15/08(d)                           AAA     Aaa        465         488,073
=====================================================================================
                                                                           17,198,724
=====================================================================================

OKLAHOMA-1.63%

Claremore (City of) Public Works Authority;
  Refunding Capital Improvement Series 2000
  RB
  6.00%, 06/01/05(d)                            --     Aaa      2,285       2,462,933
-------------------------------------------------------------------------------------
Grady (County of) Industrial Authority
  (Correctional Facilities); Series 1999 RB
  5.38%, 11/01/09(d)                           AAA     Aaa        360         382,158
-------------------------------------------------------------------------------------
Grand River Dam Authority; Refunding Series
  1993 RB
  5.70%, 06/01/05(d)                           AAA     Aaa      1,140       1,217,896
-------------------------------------------------------------------------------------
  5.50%, 06/01/09(d)                           AAA     Aaa      2,000       2,138,820
-------------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)                            --     Aaa      1,130       1,190,014
-------------------------------------------------------------------------------------
Norman (City of) Regional Hospital Authority;
  Refunding Series 1996 A RB
  5.30%, 09/01/07(d)                           AAA     Aaa      1,090       1,145,307
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
OKLAHOMA-(CONTINUED)

Oklahoma (State of) Development Finance
  Authority (Oklahoma Hospital Association);
  Health Facilities Pooled Series 2000 A RB
  5.25%, 06/01/05(d)                           AAA     Aaa    $   450    $    469,647
-------------------------------------------------------------------------------------
  5.25%, 06/01/06(d)                           AAA     Aaa        575         600,473
-------------------------------------------------------------------------------------
  5.25%, 06/01/08(d)                           AAA     Aaa        640         663,450
-------------------------------------------------------------------------------------
Okmulgee (County of) Governmental Building;
  First Mortgage Sales Tax Series 2000 RB
  5.60%, 03/01/10(d)                            --     Aaa        735         788,618
=====================================================================================
                                                                           11,059,316
=====================================================================================

OREGON-1.61%

Cow Creek Band (Umpqua Tribe of Indians);
  Series 1998 B RB
  4.25%, 07/01/03(g)(d)                        AAA     Aaa        220         224,545
-------------------------------------------------------------------------------------
Grande Ronde (Community of) Confederated
  Tribes; Governmental Facilities and
  Infrastructure Unlimited Tax Series 1997 GO
  5.00%, 12/01/07(d)                           AAA     Aaa      1,145       1,197,120
-------------------------------------------------------------------------------------
Multnomah (County of); Limited Tax Series
  2000 A GO
  5.00%, 04/01/10                               --     Aa1      1,000       1,037,340
-------------------------------------------------------------------------------------
Portland (City of); Sewer System Series 1994
  A RB
  5.45%, 06/01/03                               A+     A1       1,065       1,100,198
-------------------------------------------------------------------------------------
  5.55%, 06/01/04                               A+     A1         500         525,500
-------------------------------------------------------------------------------------
Portland Community College District
  (University and College Improvements
  Project); Unlimited Tax Series 2001 B GO
  5.00%, 06/01/09                               AA     Aa2      4,085       4,254,282
-------------------------------------------------------------------------------------
  5.25%, 06/01/11                               AA     Aa2      2,450       2,590,336
=====================================================================================
                                                                           10,929,321
=====================================================================================

PENNSYLVANIA-2.16%

Allegheny (County of) (Sanitation Authority
  Sewer Project); Refunding Series 2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      4,985       5,203,793
-------------------------------------------------------------------------------------
Berks (County of) Industrial Development
  Authority (Lutheran Services Northeast);
  Refunding VRD Series 1998 A RB
  1.50%, 01/01/28(d)(f)                         --   VMIG-1     4,406       4,406,000
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

PENNSYLVANIA-(CONTINUED)

Lehigh (County of) General Purpose Authority
  (Kidspeace Obligation Group); Refunding
  Series 1998 RB
  5.70%, 11/01/09                               A      --     $ 1,000    $  1,042,380
-------------------------------------------------------------------------------------
Pennsylvania (State of); First Tax Refunding
  Unlimited Series 2000 GO
  5.50%, 01/15/08(d)                           AAA     Aaa      1,000       1,066,070
-------------------------------------------------------------------------------------
Philadelphia (City of) School District;
  Refunding Unlimited Tax Series 1999 D GO
  5.50%, 03/01/08(d)                           AAA     Aaa      2,000       2,136,920
-------------------------------------------------------------------------------------
State Public School Building Authority
  (Chester Upland School District Project);
  Refunding Series 2001 RB
  4.80%, 11/15/10(d)                           AAA     Aaa        785         804,452
=====================================================================================
                                                                           14,659,615
=====================================================================================

PUERTO RICO-0.08%

Children's Trust Fund; Tobacco Settlement
  Series 2000 RB
  5.00%, 07/01/08(c)                            A+     Aa3        500         512,895
=====================================================================================

RHODE ISLAND-0.28%

Rhode Island (State of); Refunding Unlimited
  Tax Series 1992 A GO
  6.10%, 06/15/03(d)                           AAA     Aaa      1,000       1,027,180
-------------------------------------------------------------------------------------
Woonsocket (City of); Unlimited Tax Series
  2000 GO
  5.25%, 10/01/10(d)                            --     Aaa        840         883,462
=====================================================================================
                                                                            1,910,642
=====================================================================================

SOUTH CAROLINA-2.25%

Berkeley (County of) School District
  (Berkeley School Facilities Group Inc.);
  Series 1995 COP
  5.05%, 02/01/07(d)                           AAA     Aaa      1,835       1,917,098
-------------------------------------------------------------------------------------
Charleston (County of) School District;
  Refunding Unlimited Tax Series 2001 B GO
  5.00%, 02/01/11                              AA+     Aa1      1,210       1,257,178
-------------------------------------------------------------------------------------
Columbia (City of); Tax Increment Series 2001
  GO
  4.00%, 12/01/04(d)                           AAA     Aaa      1,970       2,020,984
-------------------------------------------------------------------------------------
Piedmont (City of) Municipal Power Agency;
  Refunding Series 1996 B RB
  5.25%, 01/01/08(d)                           AAA     Aaa      4,500       4,755,105
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) (Capital
  Improvements Project); Unlimited Tax Series
  2001 B GO
  5.50%, 04/01/11                              AAA     Aaa    $ 1,000    $  1,078,670
-------------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 1999 A RB
  5.50%, 01/01/10(d)                           AAA     Aaa      1,000       1,070,780
-------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure;
  Series 1998 A RB
  5.00%, 10/01/04(d)                           AAA     Aaa      1,795       1,881,537
-------------------------------------------------------------------------------------
  Series 1999 A RB
  5.50%, 10/01/09(d)                           AAA     Aaa      1,180       1,271,462
=====================================================================================
                                                                           15,252,814
=====================================================================================

SOUTH DAKOTA-0.75%

Rapid City (City of); Sales Tax Series 1995 A
  RB
  5.60%, 06/01/05(d)                           AAA     Aaa        255         270,802
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (McKennan
  Hospital); Refunding Series 1996 RB
  5.40%, 07/01/06(d)                           AAA     Aaa      1,680       1,770,871
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (Rapid
  City Regional Hospital); Refunding
  Series 1998 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,725       1,744,717
-------------------------------------------------------------------------------------
  Series 2001 RB
  5.00%, 09/01/09(d)                           AAA     Aaa      1,290       1,322,044
=====================================================================================
                                                                            5,108,434
=====================================================================================

TENNESSEE-1.99%

Johnson (City of) Health and Educational
  Facilities Board (Mountain States Health);
  First Mortgage Hospital Refunding Series
  2000 A RB
  5.50%, 07/01/05(d)                           AAA     Aaa      1,975       2,089,451
-------------------------------------------------------------------------------------
Knoxville (City of); Electric System Series
  2001 U RB
  5.00%, 07/01/11                               AA     Aa3      1,195       1,228,233
-------------------------------------------------------------------------------------
Memphis (City of) Sanitary Sewer System;
  Series 2000 RB
  5.35%, 05/01/09                              AA+     Aa2        525         557,324
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TENNESSEE-(CONTINUED)

Nashville and Davidson County (Metropolitan
  Government of) Health and Educational
  Facilities Board (Meharry Medical College);
  Series 1979 RB
  7.88%, 12/01/04(b)                            --     Aaa    $   515    $    550,072
-------------------------------------------------------------------------------------
Nashville and Davidson County (Metropolitan
  Government of) Health and Educational
  Facilities Board (Welch Bend Apartments);
  Multifamily Housing Series 1996 A RB
  5.50%, 01/01/07(b)(c)                        AAA     --         500         520,460
-------------------------------------------------------------------------------------
Rutherford (City of) (Public Improvements
  Project); Refunding Unlimited Tax Series
  2001 GO
  5.00%, 04/01/11                               AA     Aa2      3,485       3,610,112
-------------------------------------------------------------------------------------
Shelby (County of); Refunding Unlimited Tax
  Series 1997 B GO
  5.00%, 08/01/05                              AA+     Aa3      1,345       1,410,380
-------------------------------------------------------------------------------------
Tennergy Corporation; Gas Series 1999 RB
  4.13%, 06/01/09(d)                           AAA     Aaa      1,000         963,560
-------------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Mortgage Financing Refunding Series
  1993 A RB
  5.65%, 01/01/07                               AA     A1       1,325       1,361,159
-------------------------------------------------------------------------------------
Tennessee (State of); Unlimited Tax Series
  1994 A GO
  5.60%, 03/01/04(b)                            AA     Aa2      1,150       1,222,278
=====================================================================================
                                                                           13,513,029
=====================================================================================

TEXAS-15.92%

Amarillo (City of) Health Facilities Corp.
  (Baptist St. Anthony's Hospital); Series
  1998 RB
  5.50%, 01/01/10(d)                            --     Aaa      1,275       1,348,109
-------------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  5.25%, 02/15/08                               --     Aaa      1,000       1,053,510
-------------------------------------------------------------------------------------
Austin (City of); Limited Tax Certificates
  Series 2001 GO
  5.00%, 09/01/11                              AA+     Aa2      1,900       1,958,919
-------------------------------------------------------------------------------------
Brownsville (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/10(d)                           AAA     Aaa      1,055       1,109,733
-------------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE FUND


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

Canadian River Municipal Water Authority
  (Conjunctive Use Groundwater Project);
  Refunding Texas Contract Series 1999 RB
  5.00%, 02/15/10(d)                           AAA     Aaa    $ 2,655    $  2,730,960
-------------------------------------------------------------------------------------
Dallas (City of) Waterworks and Sewer System;
  Refunding Series 2000 RB
  5.50%, 10/01/09                              AA+     Aa2      1,500       1,604,370
-------------------------------------------------------------------------------------
Eanes Independent School District (School
  Improvements Project); Unlimited Tax Series
  2001 GO
  5.00%, 08/01/10                              AAA     Aaa      1,000       1,037,160
-------------------------------------------------------------------------------------
Fort Worth (City of) Independent School
  District (School Improvements Project);
  Unlimited Tax Series 2001 A GO
  5.00%, 02/15/09                              AAA     Aaa      1,205       1,250,284
-------------------------------------------------------------------------------------
Fort Worth (City of); Refunding and
  Improvements Limited Tax Series 2001 GO
  5.00%, 03/01/11                              AA+     Aa1        500         514,835
-------------------------------------------------------------------------------------
Garland (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/11(d)                           AAA     Aaa      2,435       2,561,717
-------------------------------------------------------------------------------------
Gatesville (City of) Independent School
  District; Refunding Unlimited Tax Series
  1995 GO
  5.80%, 02/01/03                               --     Aaa        485         499,147
-------------------------------------------------------------------------------------
Harris (County of) (Recreational Facilities
  Improvements); Houston Sports Authority
  Refunding Sr. Lien Series 2001 A RB
  5.50%, 11/15/09(c)(d)                        AAA     Aaa      1,670       1,789,939
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Christus Health); Series
  1999 A RB
  5.38%, 07/01/08(d)                           AAA     Aaa      1,000       1,029,540
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Hospital System Project); Hospital
  Refunding Series 1998 RB
  5.50%, 06/01/09(d)                           AAA     Aaa      5,500       5,840,065
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Series 1999 A RB
  5.00%, 10/01/09                               AA     Aa2      1,920       1,965,773
-------------------------------------------------------------------------------------
Houston (City of) (Convention and
  Entertainment Facilities Improvement
  Project); Hotel and Occupancy
  Refunding Tax Series 2001 A RB
  5.50%, 09/01/10(d)                           AAA     Aaa    $ 3,000    $  3,205,860
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                           AAA     Aaa      4,000       4,269,160
-------------------------------------------------------------------------------------
  Series 2001 B RB
  5.25%, 09/01/10(d)                           AAA     Aaa      2,865       3,011,917
-------------------------------------------------------------------------------------
  5.25%, 09/01/11(d)                           AAA     Aaa      2,360       2,474,177
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                           AAA     Aaa      2,460       2,625,533
-------------------------------------------------------------------------------------
Houston (City of) (Public Improvement);
  Refunding Limited Tax Series 2001 GO
  5.50%, 03/01/09(d)                           AAA     Aaa      1,000       1,067,350
-------------------------------------------------------------------------------------
Houston (City of) Independent School District
  (Public Property Financing Project);
  Contractual Limited Tax Series 2000 GO
  5.00%, 07/15/06                               AA     Aa3      2,000       2,091,520
-------------------------------------------------------------------------------------
Houston (City of) Water and Sewer System;
  Refunding Jr. Lien Series 2001 A RB
  4.50%, 12/01/09(d)                           AAA     Aaa        750         755,768
-------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Unlimited Tax Series 1999 A GO
  5.20%, 02/15/10                              AAA     Aaa      1,285       1,340,641
-------------------------------------------------------------------------------------
La Joya (City of) Independent School
  District; Unlimited Tax Series 1998 GO
  5.38%, 02/15/10                              AAA     Aaa      1,535       1,606,715
-------------------------------------------------------------------------------------
La Marque (City of) Independent School
  District; Unlimited Tax Series 1992 GO
  7.50%, 08/15/02                              AAA     Aaa        750         765,578
-------------------------------------------------------------------------------------
Lower Colorado River Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)                           AAA     Aaa      1,470       1,612,693
-------------------------------------------------------------------------------------
Lubbock (City of) Health Facility Development
  Corp. (Methodist Hospital); Series 1993 B
  RB
  5.40%, 12/01/05(b)                           AAA     Aaa        500         532,175
-------------------------------------------------------------------------------------
Lubbock (City of); Limited Tax Certificates
  Series 1999 GO
  5.00%, 02/15/10                              AA+     Aa2        680         699,455
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

McKinney (City of); Limited Tax Series 2000
  GO
  5.25%, 08/15/07(d)                           AAA     Aaa    $   430    $    453,586
-------------------------------------------------------------------------------------
  5.25%, 08/15/08(d)                           AAA     Aaa        450         474,849
-------------------------------------------------------------------------------------
  5.25%, 08/15/09(d)                           AAA     Aaa        475         501,367
-------------------------------------------------------------------------------------
  5.25%, 08/15/10(d)                           AAA     Aaa        500         524,545
-------------------------------------------------------------------------------------
McKinney (City of); Texas Waterworks and
  Sewer Series 2000 RB
  5.25%, 03/15/08(d)                           AAA     Aaa        650         684,541
-------------------------------------------------------------------------------------
  5.25%, 03/15/09(d)                           AAA     Aaa        685         720,360
-------------------------------------------------------------------------------------
  5.25%, 03/15/10(d)                           AAA     Aaa        725         756,690
-------------------------------------------------------------------------------------
North Texas Municipal Water District;
  Regional Wastewater Revenue Series 2001 RB
  5.00%, 06/01/12(d)                           AAA     Aaa        825         843,348
-------------------------------------------------------------------------------------
North Texas Municipal Water District (Water
  Utility Improvements); Water System Series
  2001 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,040       1,077,076
-------------------------------------------------------------------------------------
Plano (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  5.00%, 02/15/11                              AAA     Aaa      2,500       2,584,875
-------------------------------------------------------------------------------------
  Unlimited Tax Series 1994 GO
  5.80%, 02/15/04(e)                           AAA     Aaa      2,025       2,128,619
-------------------------------------------------------------------------------------
Plano (City of); Unlimited Tax Series 2000 GO
  5.13%, 09/01/07                              AAA     Aaa        535         561,616
-------------------------------------------------------------------------------------
  5.25%, 09/01/06                              AAA     Aaa        600         636,006
-------------------------------------------------------------------------------------
Port of Houston Authority (Improvements
  Project); Harris County Series 1977 RB
  5.75%, 05/01/02                               A+     A1         290         290,873
-------------------------------------------------------------------------------------
Richardson (City of) (Public and Utility
  Improvements Project); Limited Tax
  Certificates Series 2001 GO
  5.00%, 02/15/10                              AA+     Aa1      1,060       1,093,316
-------------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District; Building and Refunding Unlimited
  Tax Series 2001 GO
  5.00%, 02/15/10                              AAA     Aaa      1,890       1,956,982
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Series 1994 RB
  5.00%, 02/01/12                               AA     Aa1      2,375       2,432,285
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Refunding Series 1998 A RB
  5.25%, 02/01/10                               AA     Aa1     10,290      10,786,904
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

TEXAS-(CONTINUED)

San Antonio (City of); Refunding Unlimited
  Tax Series 1998 A GO
  5.00%, 02/01/11                              AA+     Aa2    $ 1,500    $  1,535,610
-------------------------------------------------------------------------------------
Southlake (City of) (Waterworks and Sewer);
  Limited Tax Certificates Series 2000 A GO
  5.40%, 02/15/09(d)                           AAA     Aaa        250         265,273
-------------------------------------------------------------------------------------
  5.45%, 02/15/10(d)                           AAA     Aaa        235         248,618
-------------------------------------------------------------------------------------
Southlake (City of); Limited Tax Increment
  Certificates Series 2000 E GO
  5.00%, 02/15/11(d)                           AAA     Aaa        635         652,412
-------------------------------------------------------------------------------------
Spring Branch Independent School District
  (School Improvements); Refunding Limited
  Tax Series 2001 GO
  5.00%, 02/01/10                              AAA     Aaa      3,000       3,105,870
-------------------------------------------------------------------------------------
Tarrant (County of) Housing Finance Corp.
  (Arbors on the Park II); Multifamily
  Housing Series 1990 RB
  5.05%, 12/01/07                              AAA     --       1,375       1,401,634
-------------------------------------------------------------------------------------
Tarrant (County of) Jr. College District;
  Limited Tax Series 1994 GO
  5.05%, 02/15/10                              AAA     Aa1      1,425       1,457,590
-------------------------------------------------------------------------------------
Texas (State of) Municipal Power Agency;
  Refunding
  Series 1992 RB
  5.75%, 09/01/02(b)                           AAA     Aaa      1,000       1,016,170
-------------------------------------------------------------------------------------
  Series 1994 RB
  5.00%, 09/01/11(d)                           AAA     Aaa      1,675       1,689,673
-------------------------------------------------------------------------------------
Texas (State of) Public Financing Authority;
  Refunding Unlimited Tax Series 2001 A GO
  5.25%, 10/01/09                               AA     Aa1      3,500       3,690,470
-------------------------------------------------------------------------------------
Texas (State of) Turnpike Authority (Addison
  Airport Toll Tunnel Project); Dallas North
  Tollway Series 1994 RB
  6.30%, 01/01/05(d)                           AAA     Aaa        500         531,980
-------------------------------------------------------------------------------------
Texas A&M University Financing Revenue System
  (University and College Improvements);
  Refunding Series 2001 B RB
  5.38%, 05/15/09                              AA+     Aa1      1,260       1,334,302
-------------------------------------------------------------------------------------
Texas Tech University; Refunding and
  Improvement 6th Series 1999 RB
  5.25%, 02/15/11(d)                           AAA     Aaa      5,000       5,186,250
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
TEXAS-(CONTINUED)

Town Center Improvement District (Public
  Improvements Project); Sales and Hotel
  Occupancy Tax Series 2001 RB
  5.00%, 03/01/06(d)                           AAA     Aaa    $ 1,000    $  1,042,460
-------------------------------------------------------------------------------------
University of Texas Revenue Financing System
  (University and College Improvements
  Project); Refunding Series 2001 B RB
  5.00%, 08/15/04                              AAA     Aaa      2,730       2,855,007
-------------------------------------------------------------------------------------
  5.25%, 08/15/09                              AAA     Aaa      1,100       1,161,765
=====================================================================================
                                                                          108,035,525
=====================================================================================

UTAH-1.32%

Salt Lake (County of) (IHC Health Services
  Inc.); Hospital Series 2001 RB
  5.50%, 05/15/08(d)                           AAA     Aaa      2,000       2,120,060
-------------------------------------------------------------------------------------
  5.50%, 05/15/09(d)                           AAA     Aaa      1,000       1,056,530
-------------------------------------------------------------------------------------
Salt Lake City; Unlimited Tax Series 1999 GO
  5.25%, 06/15/09                               --     Aaa        900         951,264
-------------------------------------------------------------------------------------
Spanish Fork (City of); Electric Series 2000
  RB
  5.00%, 08/15/08(d)                            --     Aaa        600         623,820
-------------------------------------------------------------------------------------
  5.00%, 08/15/09(d)                            --     Aaa        630         654,337
-------------------------------------------------------------------------------------
  5.00%, 08/15/10(d)                            --     Aaa        660         683,225
-------------------------------------------------------------------------------------
Tooele (County of) School District; Unlimited
  Tax Series 2001 GO
  4.50%, 06/01/11                              AAA     Aaa      1,075       1,070,947
-------------------------------------------------------------------------------------
Utah (State of) (Board of Water Resource
  Program); Revolving Fund Recapitalization
  Series 1992 B RB
  6.10%, 04/01/02                               AA     --         500         500,000
-------------------------------------------------------------------------------------
Utah (State of) Associated Municipal Power
  System (Hunter Project); Refunding Series
  1994 RB
  5.00%, 07/01/10(d)                           AAA     Aaa      1,000       1,017,890
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency
  (Single Family Housing); Mortgage Series
  1999 E-1-I RB
  5.05%, 07/01/07(c)                           AAA     Aaa        250         256,578
=====================================================================================
                                                                            8,934,651
=====================================================================================

VIRGINIA-0.86%

Fairfax (County of) (Public Improvement);
  Unlimited Tax Series 1997 A GO
  5.00%, 06/01/07                              AAA     Aaa      1,000       1,048,840
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

VIRGINIA-(CONTINUED)

Norfolk (City of) Redevelopment and Housing
  Authority (Tidewater Community College
  Campus); Educational Facilities Series 1995
  RB
  5.30%, 11/01/04                              AA+     Aa1    $   535    $    565,704
-------------------------------------------------------------------------------------
  5.40%, 11/01/05                              AA+     Aa1        500         532,885
-------------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Hospital Improvement Refunding Series 2001
  RB
  5.13%, 12/01/10                               A      --       1,315       1,307,189
-------------------------------------------------------------------------------------
Peninsula Ports Authority (Riverside Health
  System Project); Health System Refunding
  Series 1998 RB
  5.00%, 07/01/06                               AA     Aa2      1,000       1,043,780
-------------------------------------------------------------------------------------
Portsmouth (City of) (Port Improvements
  Project); Refunding Unlimited Tax Series
  1992 GO
  6.40%, 11/01/03                              AA-     A1         300         306,420
-------------------------------------------------------------------------------------
Virginia (State of) Public School Authority;
  School Funding Refunding Series 1997 I RB
  5.25%, 08/01/07                              AA+     Aa1      1,000       1,058,900
=====================================================================================
                                                                            5,863,718
=====================================================================================

WASHINGTON-10.88%

Clallam (County of) Public Utility District
  #1; Electric Revenue Refunding Series 2001
  RB
  4.50%, 01/01/03(d)                           AAA     Aaa        630         640,622
-------------------------------------------------------------------------------------
  5.00%, 01/01/12(d)                           AAA     Aaa        950         969,494
-------------------------------------------------------------------------------------
Energy Northwest (Project #3); Refunding
  Electric Series 2001 A RB
  5.50%, 07/01/10(d)                           AAA     Aaa      2,000       2,120,780
-------------------------------------------------------------------------------------
  5.50%, 07/01/11(d)                           AAA     Aaa      7,500       7,939,350
-------------------------------------------------------------------------------------
King (County of); Limited Tax Sewer Series
  1994 A GO
  5.80%, 01/01/04(e)                           AA+     --       1,000       1,066,360
-------------------------------------------------------------------------------------
King (County of); Refunding Unlimited Tax
  Series 2000 GO
  5.25%, 12/01/10                              AA+     Aaa      4,000       4,221,800
-------------------------------------------------------------------------------------
Lewis (County of) Public Utility District #1
  (Cowlitz Falls Hydroelectronics Project);
  Refunding Series 1993 RB
  5.38%, 10/01/08                              AA-     Aa1      1,000       1,038,940
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
WASHINGTON-(CONTINUED)

Mason (County of) School District #309
  (Shelton); Unlimited Tax Series 2001 GO
  5.00%, 12/01/09(d)                            --     Aaa    $   675    $    701,946
-------------------------------------------------------------------------------------
Seattle (City of) (Public Improvements
  Project); Limited Tax Series 1999 B GO
  5.25%, 12/01/11                              AAA     Aa1      1,400       1,464,316
-------------------------------------------------------------------------------------
Seattle (City of) Municipal Light and Power
  (Electric Light and Power Improvements
  Project); Refunding and Improvement Series
  2001 RB
  5.25%, 03/01/11(d)                           AAA     Aaa      3,000       3,138,870
-------------------------------------------------------------------------------------
Snohomish (County of) (Facilities
  Improvements Project); Limited Tax Series
  2001 GO
  5.25%, 12/01/11                               AA     Aa2      2,685       2,824,002
-------------------------------------------------------------------------------------
Snohomish (County of) School District #1
  (Generation System); Refunding Series 1993
  RB
  5.70%, 01/01/06(d)                           AAA     Aaa      4,000       4,165,800
-------------------------------------------------------------------------------------
Snohomish (County of) School District #16
  (Arlington); Unlimited Tax Series 2000 GO
  5.40%, 12/01/08(d)                            --     Aaa        915         976,525
-------------------------------------------------------------------------------------
Spokane (City of) Regulatory Solid Waste
  Management System; Refunding Series 2001 RB
  5.00%, 12/01/03(d)                           AAA     Aaa      1,000       1,038,570
-------------------------------------------------------------------------------------
  5.00%, 12/01/04(d)                           AAA     Aaa      1,095       1,146,848
-------------------------------------------------------------------------------------
  5.00%, 12/01/05(d)                           AAA     Aaa      1,515       1,589,720
-------------------------------------------------------------------------------------
  5.00%, 12/01/06(d)                           AAA     Aaa      1,140       1,196,886
-------------------------------------------------------------------------------------
Spokane (City of); Unlimited Tax Series 1999
  B GO
  5.40%, 01/01/10(d)                           AAA     Aaa      2,075       2,162,067
-------------------------------------------------------------------------------------
Tacoma (City of) (Resource Recovery
  Improvements Project); Solid Waste
  Utilities Refunding Series 2001 RB
  5.00%, 12/01/09(d)                           AAA     Aaa      1,160       1,206,307
-------------------------------------------------------------------------------------
  5.00%, 12/01/10(d)                           AAA     Aaa      1,135       1,174,441
-------------------------------------------------------------------------------------
Washington (State of) (Department of
  Ecology); Refunding Series 2001 COP
  4.75%, 04/01/09(d)                           AAA     Aaa      2,000       2,044,160
-------------------------------------------------------------------------------------
  4.75%, 04/01/11(d)                           AAA     Aaa      5,310       5,359,224
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

WASHINGTON-(CONTINUED)

Washington (State of) (Motor Vehicle Fuel
  Tax); Refunding Unlimited Tax
  Series 2001 R-B GO
  5.00%, 09/01/06                              AA+     Aa1    $ 7,000    $  7,335,090
-------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #1 & #2);
  Refunding Series 1993 A RB
  5.70%, 07/01/06                              AA-     Aa1      1,600       1,704,464
-------------------------------------------------------------------------------------
  Series 1993 B RB
  5.15%, 07/01/02                               --     Aa1        610         614,770
-------------------------------------------------------------------------------------
  Series 1996 C RB
  6.00%, 07/01/09(d)                           AAA     Aaa      5,000       5,465,350
-------------------------------------------------------------------------------------
  Refunding Series 1997 B RB
  5.50%, 07/01/06                               --     Aa1      1,100       1,163,316
-------------------------------------------------------------------------------------
  6.00%, 07/01/07(b)                           AAA     Aaa      1,000       1,092,220
-------------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Series 2001 R-A GO
  5.25%, 09/01/05                              AA+     Aa1      5,000       5,282,200
-------------------------------------------------------------------------------------
  5.00%, 09/01/10                              AA+     Aa1      1,745       1,807,942
-------------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Tax Series 1999 R-2000A GO
  5.50%, 01/01/08                              AA+     Aa1      1,135       1,204,780
=====================================================================================
                                                                           73,857,160
=====================================================================================

WISCONSIN-2.44%

Evansville (City of) Community School
  District (School Improvements Project);
  Refunding Unlimited Tax Series 2001 GO
  5.00%, 04/01/12(d)                           AAA     Aaa      1,080       1,098,781
-------------------------------------------------------------------------------------
Fond du Lac (City of) School District;
  Refunding Unlimited Tax Series 2000 GO
  5.25%, 04/01/11(d)                            --     Aaa      1,000       1,039,000
-------------------------------------------------------------------------------------
Milwaukee (City of); Refunding Unlimited Tax
  Series 1996 GO
  6.00%, 02/01/09                               --     Aa2      2,000       2,188,060
-------------------------------------------------------------------------------------
Mount Pleasant (City of); Refunding Unlimited
  Tax Series 2000 GO
  4.90%, 10/01/04                               --     Aa3        805         840,315
-------------------------------------------------------------------------------------
  5.00%, 10/01/02                               --     Aa3        680         690,322
-------------------------------------------------------------------------------------
  5.00%, 10/01/03                               --     Aa3        765         791,400
-------------------------------------------------------------------------------------
Two Rivers (City of) Public School District;
  Refunding Unlimited Tax Series 2000 GO
  5.50%, 03/01/08(d)                            --     Aaa        680         724,724
-------------------------------------------------------------------------------------


                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE
WISCONSIN-(CONTINUED)

Wisconsin (State of) (Water Utility and
  Highway Improvement Project); Unlimited Tax
  Series 1999 C GO
  5.75%, 05/01/10                               AA     Aa3    $ 2,500    $  2,711,350
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Charity Obligation
  Group); Hospital Series 1997 D RB
  4.90%, 11/01/05(b)(c)                        NRR     Aaa      1,985       2,059,358
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Marshfield Clinic);
  Series 1997 RB
  5.20%, 02/15/07(d)                           AAA     Aaa      2,210       2,304,279
-------------------------------------------------------------------------------------

                                                RATINGS(a)      PAR         MARKET
                                               S&P   MOODY'S   (000)        VALUE

WISCONSIN-(CONTINUED)

Wisconsin (State of); Refunding Unlimited
  Series 2 1993 GO
  5.13%, 11/01/11                               AA     Aa3    $ 2,000    $  2,083,680
=====================================================================================
                                                                           16,531,269
=====================================================================================
TOTAL INVESTMENTS-98.44% (Cost $656,452,425)                              668,223,771
=====================================================================================
OTHER ASSETS LESS LIABILITIES-1.56%                                        10,576,683
=====================================================================================
NET ASSETS-100.00%                                                       $678,800,454
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:

COP  - Certificates of Participation
GO   - General Obligation Bonds
Jr.  - Junior
LOC  - Letter of Credit
NRR  - Not re-rated
RAN  - Revenue Anticipation Notes
RB   - Revenue Bonds
Sr.  - Senior
Sub. - Subordinated
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by Report of Independent Auditors.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(e) Secured by an escrow fund of state and local government obligations.
(f) Demand securities; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined weekly. Rates shown are rates in effect on 03/31/02.
(g) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
MARCH 31, 2002

ASSETS:

Investments, at market value (cost
  $656,452,425)                                $668,223,771
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,151,281
-----------------------------------------------------------
  Fund shares sold                                3,318,622
-----------------------------------------------------------
  Interest                                        9,262,206
-----------------------------------------------------------
Investment for deferred compensation plan            45,549
-----------------------------------------------------------
Other assets                                         83,675
===========================================================
     Total assets                               685,085,104
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                          5,520,835
-----------------------------------------------------------
  Dividends                                         630,563
-----------------------------------------------------------
  Deferred compensation plan                         45,549
-----------------------------------------------------------
Accrued trustees' fees                                2,834
-----------------------------------------------------------
Accrued transfer agent fees                          19,718
-----------------------------------------------------------
Accrued operating expenses                           65,151
===========================================================
     Total liabilities                            6,284,650
===========================================================
Net assets applicable to shares outstanding    $678,800,454
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

  Outstanding                                    61,374,615
___________________________________________________________
===========================================================
  Net asset value and redemption price per
     share                                     $      11.06
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.06 divided by
       99.00%)                                 $      11.17
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

Interest                                        $32,836,488
===========================================================

EXPENSES:

Advisory fees                                     2,125,522
-----------------------------------------------------------
Administrative services fees                        123,004
-----------------------------------------------------------
Custodian fees                                       38,372
-----------------------------------------------------------
Transfer agent fees                                 144,111
-----------------------------------------------------------
Trustees' fees                                       10,484
-----------------------------------------------------------
Registration and filing fees                        170,631
-----------------------------------------------------------
Other                                               209,753
===========================================================
    Total expenses                                2,821,877
===========================================================
Less: Expenses paid indirectly                       (8,045)
-----------------------------------------------------------
    Net expenses                                  2,813,832
===========================================================
Net investment income                            30,022,656
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (1,512,583)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities        (7,827,739)
===========================================================
Net gain (loss) from investment securities       (9,340,322)
===========================================================
Net increase in net assets resulting from
  operations                                    $20,682,334
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 30,022,656    $ 18,651,410
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (1,512,583)     (2,101,445)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (7,827,739)     20,379,255
==========================================================================================
    Net increase in net assets resulting from operations        20,682,334      36,929,220
==========================================================================================
Distributions to shareholders from net investment income       (29,406,502)    (18,661,900)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income                        --         (95,854)
------------------------------------------------------------------------------------------
Share transactions-net                                          79,131,338     237,091,883
==========================================================================================
    Net increase in net assets                                  70,407,170     255,263,349
==========================================================================================

NET ASSETS:

  Beginning of year                                            608,393,284     353,129,935
==========================================================================================
  End of year                                                 $678,800,454    $608,393,284
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $674,459,791    $595,328,453
------------------------------------------------------------------------------------------
  Undistributed net investment income                              569,614         (46,540)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,000,297)     (6,487,714)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              11,771,346      19,599,085
==========================================================================================
                                                              $678,800,454    $608,393,284
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

       The Fund's capital loss carryforward of $6,609,176 is broken down by expiration date as follows:

       CAPITAL
  LOSS CARRYFORWARD           EXPIRATION
  -----------------         --------------
     $  184,242             March 31, 2003
        505,619             March 31, 2004
         27,300             March 31, 2006
      1,105,265             March 31, 2008
      4,571,162             March 31, 2009
        215,588             March 31, 2010
     ----------
     $6,609,176
     ==========


       As of March 31, 2002 the Fund has a post-October capital loss deferral of $1,391,122 which will be recognized in the following tax year.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, cost of securities or unrealized gains and losses of the Fund.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based
                                        24
upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                     ANNUAL RATE
----------                                     -----------
First $500 million                                0.30%
----------------------------------------------------------
Over $500 million up to and including $1
  billion                                         0.25%
----------------------------------------------------------
Over $1 billion                                   0.20%
__________________________________________________________
==========================================================


  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2002, AIM was paid $123,004 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2002, AFS was paid $55,052 for such services.

  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. AIM Distributors received commissions of $170,715 from sales of shares of the Fund during the year ended March 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of shares of the Fund.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended March 31, 2002, the Fund paid legal fees of $5,703 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended March 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,045 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $8,045.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 was as follows:

                                      2002           2001
                                   -----------    -----------
Distributions paid from:
  Ordinary income - tax exempt     $29,406,502    $18,661,901
-------------------------------------------------------------
  Ordinary income - taxable                 --         95,854
=============================================================
                                   $29,406,502    $18,757,755
_____________________________________________________________
=============================================================


  As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income - tax exempt      $   623,194
-----------------------------------------------------------
Capital loss carryover                           (6,609,176)
-----------------------------------------------------------
Unrealized appreciation                          10,326,644
===========================================================
                                                $ 4,340,662
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2002 was $527,090,897 and $406,784,702, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $14,064,068
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,292,722)
===========================================================
Net unrealized appreciation of investment
  securities                                    $11,771,346
___________________________________________________________
===========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold                                                           74,679,623    $ 837,477,511     44,898,669    $ 492,045,360
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                             1,802,422       20,181,891      1,168,450       12,755,012
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (69,568,761)    (778,528,064)   (24,592,929)    (267,708,489)
==========================================================================================================================
                                                                6,913,284    $  79,131,338     21,474,190    $ 237,091,883
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                2002           2001        2000        1999        1998
                                                              --------       --------    --------    --------    --------
Net asset value, beginning of period                          $  11.17       $  10.71    $  11.13    $  11.05    $  10.73
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.45           0.49        0.48        0.49        0.50
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.12)          0.46       (0.41)       0.08        0.32
=========================================================================================================================
    Total from investment operations                              0.33           0.95        0.07        0.57        0.82
=========================================================================================================================
Distributions to shareholders:
  From net investment income                                     (0.44)         (0.49)      (0.48)      (0.49)      (0.50)
-------------------------------------------------------------------------------------------------------------------------
  In excess on net investment income                                --             --       (0.01)         --          --
=========================================================================================================================
    Total distributions                                          (0.44)         (0.49)      (0.49)      (0.49)      (0.50)
=========================================================================================================================
Net asset value, end of period                                $  11.06       $  11.17    $  10.71    $  11.13    $  11.05
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   2.99%          9.11%       0.70%       5.27%       7.79%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $678,800       $608,393    $353,130    $244,499    $200,969
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense)                                                        0.38%(b)       0.41%       0.42%       0.46%       0.45%
=========================================================================================================================
Ratio of net investment income to average net assets              4.00%(b)       4.48%       4.45%       4.43%       4.56%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             58%            40%         50%         32%         22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Does not include sales charges.
(b)  Ratios are based on average daily net assets of $750,208,712.

TAX-FREE INTERMEDIATE FUND

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of the AIM Tax-Free Intermediate Fund and the Board of Trustees of AIM Tax-Exempt Funds:

We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2002, the related statement of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP


Houston, Texas
May 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H.                 1993     Chairman, President and Chief Executive Officer, A I M     None
Graham* - 1946                     Management Group Inc. (financial services holding
Trustee, Chairman and              company); Chairman and President, A I M Advisors, Inc.
President                          (registered investment advisor); Director and Senior
                                   Vice President, A I M Capital Management, Inc.
                                   (registered investment advisor); Chairman, A I M
                                   Distributors, Inc. (registered broker dealer), A I M
                                   Fund Services, Inc. (registered transfer agent) and Fund
                                   Management Company (registered broker dealer); and
                                   Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                   and a global investment management firm)

INDEPENDENT TRUSTEES
Frank S. Bayley - 1939    2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                       investment company)

Bruce L.                  1993     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Crockett - 1944                    consulting company)                                        company); and Captaris, Inc.
Trustee                                                                                       (unified messaging provider)

Albert R. Dowden - 1941   2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                            company) and DHJ Media, Inc.; Director, Magellan
                                   Insurance Company; Member of Advisory Board of Rotary
                                   Power International (designer, manufacturer, and seller
                                   of rotary power engines); formerly, Director, President
                                   and CEO, Volvo Group North America, Inc.; and director
                                   of various affiliated Volvo companies

Edward K. Dunn,           1999     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Jr. - 1935                         Chairman, President and Chief Operating Officer,
Trustee                            Mercantile-Safe Deposit & Trust Co.; and President,
                                   Mercantile Bankshares Corp.

Jack M. Fields - 1952     1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                            Inc. (government affairs company)

Carl Frischling - 1937    1993     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                            LLP                                                        (registered investment company)

Prema                     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942   1993     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935    2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939     1993     Executive Vice President, Development and Operations,      None
Trustee                            Hines Interests Limited Partnership (real estate
                                   development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND  TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH    AND/OR                                                               HELD BY TRUSTEE
THE TRUST                OFFICER
                         SINCE
-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947       1993     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC (parent of AIM and a global investment
                                   management firm)

Carol F. Relihan - 1954   1993     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Stuart W. Coco - 1955     1993     Senior Vice President-Director of Fixed Income Research,   N/A
Vice President                     A I M Capital Management, Inc.; and Vice President,
                                   A I M Advisors, Inc.

Melville B. Cox - 1943    1993     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1993     Senior Vice President-Director of Cash Management, A I M   N/A
Kelley - 1960                      Capital Management, Inc.; Director and President, Fund
Vice President                     Management Company; and Vice President, A I M Advisors,
                                   Inc.

Dana R. Sutton - 1959     1993     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
-----------------------------------------------------------------------------------------------------------------------------

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.   Ernst & Young LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza          1221 McKinney, Suite 2400
Houston, TX 77046         Suite 100                 Suite 100                  Houston, TX 77010-2007
                          Houston, TX 77046         Houston, TX 77046

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services, Inc.  The Bank of New York
Andrews & Ingersoll, LLP  & Frankel LLP             P.O. Box 4739              90 Washington Street,
1735 Market Street        919 Third Avenue          Houston, TX 77210-4739     11th Floor
Philadelphia, PA 19103    New York, NY 10022                                   New York, NY 10286

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends by the Fund during its fiscal year ended March 31, 2002.

AIM Tax-Free Intermediate Fund paid ordinary dividends in the amount of $0.441 per share during its tax year ended March 31, 2002. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                         EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry
  MORE AGGRESSIVE                                MORE AGGRESSIVE                    since 1976 and manages approximately
                                                                                    $158 billion in assets for more than
AIM Small Cap Opportunities(1)             AIM Developing Markets                   nine million shareholders, including
AIM Mid Cap Opportunities(1)               AIM European Small Company               individual investors, corporate clients
AIM Large Cap Opportunities(1)             AIM Asian Growth                         and financial institutions.*
AIM Emerging Growth                        AIM International Emerging Growth
AIM Small Cap Growth(2)                    AIM Global Aggressive Growth                  The AIM Family of Funds--Registered
AIM Aggressive Growth                      AIM European Development                 Trademark-- is distributed nationwide.
AIM Mid Cap Growth                         AIM Euroland Growth                      AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                AIM International Equity                 of the world's largest independent
AIM Constellation                          AIM Global Growth                        financial services companies with $400
AIM Large Cap Growth                       AIM Worldwide Spectrum                   billion in assets under management.*
AIM Weingarten                             AIM Global Trends
AIM Small Cap Equity                       AIM International Value(4)
AIM Capital Development
AIM Charter                                   MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                         SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                     MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                  AIM New Technology
AIM Basic Value                            AIM Global Telecommunications and Technology
AIM Large Cap Basic Value                  AIM Global Energy(5)
AIM Balanced                               AIM Global Infrastructure
AIM Basic Balanced                         AIM Global Financial Services
                                           AIM Global Health Care
     MORE CONSERVATIVE                     AIM Global Utilities
                                           AIM Real Estate(6)

                                                MORE CONSERVATIVE

                          FIXED-INCOME FUNDS


TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

    MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds --Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

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                                                        INVEST WITH DISCIPLINE
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                                                                        TFI-AR-1

A I M DISTRIBUTORS, INC.